UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-23831

Date of Notification: August 28, 2026

2.	Exact name of Investment Company as specified in registration statement:

Fidelity Multi-Strategy Credit Fund

3.	Address of principal executive office: (number, street, city, state, zip code)

245 Summer Street

Boston, Massachusetts 02210

4.	Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Heather Bonner
Name:	Heather Bonner
Title:	President and Treasurer

FIDELITY MULTI-STRATEGY CREDIT FUND

IF YOU DO NOT WISH TO SELL SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU OWN THESE SHARES THROUGH A FINANCIAL INTERMEDIARY, CONTACT YOUR

FINANCIAL INTERMEDIARY

August 28, 2026

Dear Fidelity Multi-Strategy Credit Fund Shareholder,

The purpose of this notice is to inform you of the upcoming quarterly repurchase offer for Fidelity Multi-Strategy Credit Fund (the “Fund”). If you have no need or desire to sell your shares this quarter, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders, because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to do so. Class C shareholders who tender for repurchase Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price. Shares acquired through the Fund’s dividend reinvestment plan, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

The Fund is offering to repurchase 5% of its total shares during this repurchase offer period. If total repurchase requests exceed 5% of the Fund’s total shares, the Fund may (but is not obligated to) increase the number of shares that it is offering to repurchase by up to an additional 2% of its total shares. Note that if shares requested to be repurchased exceed the number offered for repurchase, the Fund will repurchase tendered shares on a pro rata basis. In the event of an oversubscribed repurchase offer, you may be unable to liquidate some or all of your investment and will have to wait until a subsequent repurchase offer to tender shares that the Fund was unable to repurchase.

Any sale of shares to the Fund pursuant to this repurchase offer will generally be a taxable event. Consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time if you do not need or desire to sell your shares.

The repurchase offer period will begin on August 28, 2026 and end on September 28, 2026. If you wish to sell your shares during this repurchase offer period, you can do so in one of the following ways:

If your shares are held in a Fidelity Brokerage account, please visit www.fidelity.com to submit a sell trade directly within your account. If your shares are held at your financial advisor, broker, dealer or other financial intermediary, please ask your financial advisor, broker, dealer or other financial intermediary to submit a repurchase request for you. Your financial advisor broker, dealer or other financial intermediary may have different requirements for making a repurchase request during the repurchase offer period. None of the Fund, Fidelity Diversifying Solutions LLC or Fidelity Distributors Company LLC is responsible for any errors committed by your financial advisor, broker, dealer or other financial intermediary in submitting a Repurchase Request for you. A shareholder who holds shares through a financial adviser, broker, dealer or other financial intermediary should NOT submit the attached form to the Fund.

For informational purposes, on August 21, 2026 the net asset value per share of each outstanding class of shares of the Fund was:

Class A (FMSJX) - $10.35

Class C (FMXSKX) - $10.35

Class I (FMSMX) - $10.35

Class L (FMSNX) - $10.35

Shareholders should realize that the net asset value of the Fund (and therefore the net asset value of the shares held by each shareholder) likely will change between August 21, 2026 (the most recent date as of which net asset value is available) and September 28, 2026, when the value of the shares tendered to the Fund will be determined for purposes of calculating the purchase price of such shares. Any tendering shareholders that wish to obtain the most current net asset value of their shares on this basis should contact the Fund by emailing alternatives@fmr.com.

All repurchase requests must be received in good order by 4:00 p.m., Eastern Time, on September 28, 2026 to be effective. Shareholders must submit one request for each class they wish to redeem.

If you have questions, please contact your financial advisor or the Fund by emailing alternatives@fmr.com. This Repurchase Offer Notice can also be found online at https://i.fidelity.com/mscf.

Sincerely,

Fidelity Multi-Strategy Credit Fund

FIDELITY MULTI-STRATEGY CREDIT FUND

REPURCHASE OFFER

1. The Offer. Fidelity Multi-Strategy Credit Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s Prospectus and Statement of Additional Information.

2. Net Asset Value. On August 21, 2026, the NAV of Class A Shares (FMSJX) was $10.35 per Share, of Class C Shares (FMXSKX) was $10.35 per Share, of Class I Shares (FMSMX) was $10.35 per Share and of Class L Shares (FMSNX) was $10.35 per Share. Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the Repurchase Request Deadline. The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date (defined below) may be higher or lower than the NAV stated above or the date on which you submit your Redemption Request. Please visit https://i.fidelity.com/mscf for the Fund’s most current NAV per share. The current NAV may also be obtained by emailing alternatives@fmr.com and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Redemption Requests must be received in proper form by 4:00 p.m., Eastern Time, on September 28, 2026.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on September 28, 2026 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you submit your Redemption Request.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee or a redemption fee. Class C shareholders who tender for repurchase Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price. Shares acquired through the Fund’s dividend reinvestment plan, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

6. Increase in Number of Shares Repurchased; Pro Rata Repurchase. If shareholders tender for repurchase more shares than the number of shares that the Fund is offering to repurchase, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus two percent (2%) of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the shares that you wish to tender, and you may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. Your shares may be subject to NAV fluctuation during the period between quarterly redemption offers.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on September 28, 2026.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees of the Fund, including a majority of the Trustees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended), and only in the following limited circumstances:

•	If making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;

•

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

•

For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the NAV of the Fund’s Class A Shares, Class C Shares, Class I Shares and Class L Shares; and

•	For any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund’s Prospectus and Statement of Additional Information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

10. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Fund’s adviser, the Fund’s transfer agent, the Fund’s distributor, or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Fund’s adviser, the Fund’s transfer agent, or the Fund’s distributor is or will be obligated to ensure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s Prospectus, which is available at https://i.fidelity.com/mscf. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial consultant.

Fidelity Multi-Strategy Credit Fund

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, September 28, 2026.

Fidelity Multi-Strategy Credit Fund

c/o Fidelity Diversifying Solutions LLC

If your shares are held in a Fidelity Brokerage account, please visit www.fidelity.com to submit a sell trade directly within your account.

If your shares are held through a financial advisor, broker, dealer or other financial intermediary, please contact your financial advisor, broker, dealer or other financial intermediary to submit a repurchase request on your behalf.

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund’s outstanding shares and that if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Share Class Tendered (check the appropriate box*):

☐	Class A (FMSJX)

☐	Class C (FMXSKX)

☐	Class I (FMSMX)

☐	Class L (FMSNX)

*	Shareholders must submit one request form for each class they wish to redeem.

Amount of Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Full Tender:	Please tender all shares of the class designated above in my account.
Partial Tender:	Please tender shares of the class designated above from my account.
Dollar Amount:	Please tender enough shares of the class designated above to net $ .

Cost Basis Selection (Select only one)

U.S. federal income tax information reporting rules generally apply to certain transactions in our shares. Where they apply, the “cost basis” calculated for the shares involved will be reported to the Internal Revenue Service (“IRS”) and to you. Generally these rules apply to our shares, including those purchased through our distribution reinvestment plan. You should consult your own tax advisor regarding the consequences of these rules and your cost basis reporting options.

Indicate below the cost basis method you would like us to apply.

IMPORTANT: If an option is not selected, your cost basis will be calculated using the average cost.

☐	FIFO (First – In / First Out)

☐	LIFO (Last – In / First Out)

☐	High Cost

☐	Low Cost

☐	Specific Lots

If you have selected “Specific Lots,” please identify the lots below:

Date of Purchase:                  Amount of Purchase:

Date of Purchase:                  Amount of Purchase:

Date of Purchase:                  Amount of Purchase:

PART 5 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Repurchase Offer dated August 28, 2026 (the “Repurchase Offer”) and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Repurchase Offer. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date